SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                                 March 29, 2004
                Date of Report (date of earliest event reported)



                        AMERICAN LEISURE HOLDINGS, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)



   Nevada                            333-48312                   75-2877111
 ---------------                 -----------------           -----------------
 (State or other jurisdiction  (Commission File No.)          I.R.S. Employer
 of incorporation)                                          (Identification No.)


      Park 80 Plaza East, Saddlebrook, New Jersey                    07663
 -------------------------------------------------------        ---------------
     (Address of principal executive offices)                      (Zip Code)


                                 (201 843 0820)
                            ------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                        AMERICAN LEISURE HOLDINGS, INC.
            BRIEF SUMMARY OF SECURED CONVERTIBLE NOTES AND WARRANTS


Borrower:               American Leisure Holdings, Inc. (the "Company")

Co-Borrowers:           Sunstone  Golf  Resort,   Inc.,  a  Florida  corporation
                        American Leisure Marketing & Technology, Inc., a Florida
                        corporation  Advantage  Professional  Management  Group,
                        Inc., a Florida corporation  Caribbean Leisure Marketing
                        Limited,   an  Antiguan   limited  company   Castlechart
                        Limited, a United Kingdom private limited company

Credit Facility:        $6,000,000   loan  credit   facility   evidenced   by  a
                        Promissory Note in the original principal balance of $6,000,000, with interest at the rate of 6% per annum, due on December 31, 2008, with conversion rights for common stock of the Company as described herein (the
                        "Note")

Lender:                 Stanford Venture Capital Holdings, Inc. ("SVCH")

Security:               The  Credit  Facility  is secured by way of (i) a second
                        mortgage in favor of SVCH on real estate located in Polk
                        County,  Florida, owned by Sunstone Golf Resort, Inc., a
                        subsidiary of AMLH;  (ii) a second  mortgage in favor of
                        SVCH on real  estate  located in Polk  County,  Florida,
                        owned by Advantage Professional  Management Group, Inc.,
                        a subsidiary  of AMLH;  (iii) a pledge by AMLH of all of
                        its issued and  outstanding  capital  stock of  American
                        Leisure  Marketing & Technology , Inc., a subsidiary  of
                        AMLH; (iv) a pledge from  Castlechart  Limited of all of
                        its issued and  outstanding  capital  stock of Caribbean
                        Leisure Marketing  Limited,  a subsidiary of AMLH; (v) a
                        security   interest  in  the  equipment,   fixtures  and
                        proceeds  thereof  of  American   Leisure   Marketing  &
                        Technology,  Inc.;  (vi)  a  security  interest  in  all
                        assets,   property  and  rights  of  Caribbean   Leisure
                        Marketing Limited; (vii) the issuance of warrants for 600,000 shares of AMLH common stock at an exercise price of $.001 per share, expiring on December 31, 2008; and
                        (viii) the issuance of warrants for 1,350,000 shares of AMLH common stock at an exercise price of $2.96 per share, expiring on December 31, 2008.

Description of
The Note:               Interest and Maturity. The Note shall mature on December
                        31, 2008 and bear interest at the rate of 6 % per annum, payable quarterly in arrears

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

                        Conversion: The Note shall be convertible into the Common Stock of the Company at a conversion price based on that number of shares of the Company's common stock calculated by dividing the amount due under the Credit Facility by $15.00

Expenses:               The  Company  shall   reimburse  SVCH  for  all  of  its
                        reasonable costs and expenses incurred in connection with the Credit Facility, including fees of its counsel.

Registration Rights:    No later  than 180 days  following  the  closing  of the
                        exercise of the warrants or conversion of the Note,  the
                        Company shall file an SB-2 Registration  Statement under
                        the  Securities Act covering all of the shares of Common
                        Stock  that may be  received  through  the  exercise  of
                        Warrants  and  conversion  of the  Note.  In the event a
                        filing  is not  made  within  180 days of  closing,  the
                        Company will issue SVCH as a penalty additional warrants
                        equal to 10% of the warrants originally issued for every
                        quarter the filing is not made. The Registration  Rights
                        Agreement  shall  also  contain   customary  demand  and
                        piggyback   registration   rights.   The  costs  of  the
                        registration statement shall be covered by the Company.

Description of
the Warrants:           The Company shall issue to SVCH or its assigns  Warrants
                        to purchase  1,950,000  shares of the  Company's  Common
                        Stock, at an average conversion price of $2.05 per share, of which 600,000 Warrants shall have an exercise price of $0.001 per share and 1,350,000 shall have an exercise price of $2.96 per share. The Warrants shall be exercisable until December 31, 2008.

Use of Proceeds:        The  Company  will apply the net  proceeds  for  working
                        capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements

     None

(b)  Pro Forma Financial Information

     None

(c)  Exhibits

     Various closing documents for the Credit Facility.

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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 30, 2004

AMERICAN LEISURE HOLDINGS, INC.


/s/ L. William Chiles
--------------------------
    L. William Chiles
    Chief Executive Officer


/s/ Malcolm J. Wright
-------------------------
    Malcolm J. Wright
    Chief Financial Officer


                                 EXHIBIT INDEX

      EXHIBIT NUMBER    1                  EXHIBIT
      --------------                       -------

Closing Documents Dated March 24, 2004 Secured Convertible Notes and Warrants for American Leisure Holdings, Inc. the issuer and Stanford Venture Capital Holdings, Inc. the purchaser.

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